SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 11, 2001
                                  ------------


                                  eGames, Inc.
             (Exact name of registrant as specified in its charter)


      Pennsylvania                      0-27102               23-2694937
      ------------                      -------               ----------
(State or other jurisdiction    (Commission File Number)    (IRS Employer
 of incorporation)                                         Identification No.)



2000 Cabot Blvd. West, Suite 110, Langhorne, PA               19047-1833
-----------------------------------------------               ----------
(Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (215) 750-6606


                    -----------------------------------------
          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.

On May 11, 2001, eGames, Inc. (the "Company") sold its United Kingdom subsidiary, eGames Europe Limited, to Greenstreet Software Limited, a United Kingdom-based software publisher and distributor. The Company will receive $300,000 in net proceeds from this sale over a twelve month period as follows:
$150,000 was received at closing; $120,000 will be paid in twelve monthly payments of $10,000 over a one-year period; and $30,000 will be paid in six months, subject to set-off for warranty claims. The $300,000 in net proceeds approximates the Company's net book value (excluding inventory and cash) and related goodwill attributed to eGames Europe Limited as of April 30, 2001. Simultaneously with the closing of this transaction, the Company and Greenstreet Software Limited entered into mutual comprehensive distribution and licensing agreements, whereby Greenstreet Software Limited will continue to sell the Company's products in the United Kingdom, most of Europe, and other key international territories, and the Company will begin to distribute select Greenstreet Software Limited software titles in North America.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         a.       None.

         b.       Pro forma financial information.

         c.       Exhibits.

                  2.1 Share Purchase Agreement dated May 11, 2001 by and between eGames, Inc. and Greenstreet Software Limited
                  99.1     Unaudited Pro Forma Consolidated Financial Statements

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              eGames, Inc.


                                          By: /s/ Gerald W. Klein
                                              ------------------------------
                                              Gerald W. Klein, President and
                                              Chief Executive Officer


Dated: May 24, 2001

                                                                 Exhibit 2.1


                               DATED May 11, 2001








                        (1) GREENSTREET SOFTWARE LIMITED


                                 (2) eGAMES, Inc








          AGREEMENT FOR THE PURCHASE OF SHARES IN eGAMES EUROPE LIMITED






                                Philip Speer & Co
                               51 Cambridge Place
                                    Cambridge
                                     CB2 1NS
                                Tel: 01223 347820
                                Fax: 01223 400520
                                   Ref: PRS/ML

Index of Schedules

Schedule 1 - Particulars of the Company
Schedule 2 - Warranties
Schedule 3 - Tax Covenants
Schedule 4 - The Property
Schedule 5 - Arrangements for stock of eGames titles
Schedule 6 - Completion Statement

THIS AGREEMENT is made on May 11, 2001

BETWEEN:

(1)        "The Vendor"
           eGAMES, Inc, a corporation incorporated in the State of Pennsylvania, USA, having its principal office at 2000 Cabot Boulevard West, Langhorne, PA 19047-1811

(2)        "The Purchaser"
           GREENSTREET SOFTWARE LIMITED (Company Number 3598054) whose registered office is at Peppercorn House, 8 Huntingdon Street, St Neots, Huntingdon, Cambs PE19 1BH

WHEREBY IT IS AGREED as follows:

1.         Definitions and Interpretation
           ------------------------------

(1)        In this Agreement, where it makes sense -

           "the Companies Act"          means the Companies Act 1985;

           "the Company"                means eGames Europe Limited, particulars
                                        of which are in Schedule 1;

           "Completion"                 means  completion  of the sale and
                                        purchase of the Shares in  accordance
                                        with this Agreement;

           "Completion Statement"       means  the  completion  statement  as at
                                        the  30th  April  2001  and set out in
                                        Schedule 6;

           "the Disclosure Letter"      means the letter,  of the same date as
                                        this Agreement, from the Vendor to the Purchaser qualifying the Warranties;

           "Intellectual                Property Rights" means
                                        any patent, patent
                                        application, know-how,
                                        trademark, trademark
                                        application, trade name,
                                        registered design,
                                        design-right, copyright
                                        or other similar
                                        industrial or commercial
                                        property rights;

           "Last Accounts" means the audited balance sheet of the Company as at the
                                        Last Accounts Date and
                                        the audited profit and
                                        loss account for the
                                        accounting year ended on
                                        the last Accounts Date;

           "the Last Accounts Date"     means 30th June 2000;

           "the Property"               means the leasehold property owned by
                                        the Company as described in Schedule 4;

           "the Purchaser's Solicitors" are Philip Speer & Co of 51 Cambridge
                                        Place, Cambridge CB2 1NS

           "the Shares"                 means the 176,319 issued ordinary shares
                                        of(pound)1 each in the Company;

           "Taxation"                   means (a) all forms of
                                        taxation whatsoever, and
                                        wherever or whenever
                                        imposed, (b) any fine,
                                        penalty, surcharge,
                                        interest or other like
                                        change in relation to
                                        any taxation, and (c)
                                        national insurance or
                                        other social security
                                        contributions;

           "Tax Covenants"              means the covenants in Schedule 3;

           "Tax Covenant Claim"         means any claim by the Purchaser for
                                        breach of any of the Tax Covenants;

           "the Vendor' Solicitors"     are Taylor Vinters of Merlin Place,
                                        Milton Road, Cambridge, CB4 0DP;

           "the Warranties"             means the warranties and representations
                                        by the  Vendor  in  Clause  5 and
                                        Schedule 2;

           "Warranty Claim"             means any claim by the Purchaser for
                                        breach of any of the Warranties.

(2) All references in this Agreement to a statutory provision shall be construed as including references to:

           (a) any statutory consolidation or re-enactment (whether before or after the date of this Agreement) for the time being in force;

           (b) all statutory instruments or orders made pursuant to the statutory provision; and

           (c) any statutory provisions of which a statutory provision is a consolidation, re-enactment or modification but not including any re-enactment or modification to the extent that its effect would be to increase the liability of any party under this Agreement.

(3) Words and expressions defined in the Companies Act have the same meanings in this Agreement.

(4) Any reference in this Agreement to any individual includes his personal representatives.

(5)        In this Agreement wherever it makes sense:

           (a) words denoting the singular include the plural, and vice versa;

           (b)        words denoting any gender include all genders; and

           (c) words denoting natural persons include unincorporated firms and associations, and corporations.

(6) Where any party to this Agreement comprises two or more persons, their obligations and liabilities are (unless otherwise expressly stated) joint and several obligations and liabilities.

(7) References in this Agreement to an "SSAP" or to a "FRS" is a reference to a Statement of Standard Accounting Practice or to a Financial Reporting Standard adopted by The Accounting Standards Board Limited.

(8) References to clauses, sub-clauses or schedules by number are references to the clauses or sub-clauses of or the schedules to this Agreement so numbered.

(9) The headings to clauses in this Agreement are for ease of reference only, and shall not affect the construction of its provisions.

2.         Agreement for Sale
           -------------------

(1) Subject to the terms and conditions of this Agreement the Vendor shall sell with full title guarantee and the Purchaser shall purchase the Shares, free from all liens, charges and encumbrances and with all rights attaching to them at the date of this Agreement.

(2) Neither the Purchaser nor the Vendor shall be obliged to complete the purchase of any of the Shares unless the purchase of all the Shares is completed at the same time.

3.         Purchase Consideration
           ----------------------

(1) The purchase price for the Shares shall be US$300,000, being the agreed value of the net assets of the Company at 30th April 2001 as determined by reference to the Completion Statement plus US$150,000.

(2)        The purchase price shall be paid and satisfied -

            (a) as to US$ 180,000 on Completion, of which US$30,000 shall be held on deposit in accordance with clause 6; and
            (b) as to the balance by the issue of a promissory note by the
                Purchaser at Completion, in agreed terms, for payment by twelve equal monthly installments commencing one month from Completion.

(3) The stock of titles manufactured by the Vendor and located at the Property on Completion shall be held and dealt with in accordance with Schedule 5.

4.         Completion
           ----------

(1) Completion of the purchase of the Shares shall take place at the offices of the Vendor's solicitors immediately after the signing of this Agreement.

(2)        At completion, the Vendor shall deliver to the Purchaser -

           (a) duly completed and signed transfers in favour of the Purchaser of the Shares, together with the Share Certificates relating to them;

           (b) a Power of Attorney in favour of the Purchaser (to enable the Purchaser to exercise the rights attaching to the Shares pending its registration as their holder) in the form required by the Purchaser;

           (c) the resignation of Gerald Klein as a Director of the Company, with a written acknowledgement by deed that he has no claim against the Company on any grounds whatsoever in respect of the termination of his office as a Director; and

           (d) the resignation of the existing Auditors of the Company, with a written acknowledgement that they have no outstanding claims against the Company on any grounds whatsoever, and containing a statement that there are no circumstances connected with their ceasing to hold office as Auditors which they consider should be brought to the attention of the members or creditors of the Company.

(3)        At completion, there shall be delivered or made available to the
           Purchaser:

           (a)        a copy of the Certificate of Incorporation of the Company;

           (b)        the statutory registers of the Company.

(4) On completion, the Vendor will deliver to the Purchaser an acknowledgement by deed that the Company has no liability to it or any other company controlled by it on any account whatsoever.
(5) A meeting of the Directors of the Company will be held on completion at which:-

           (a) such person(s) as the Purchaser nominates will be appointed additional directors of the Company;

           (b) the transfer of the Shares shall be approved, subject to stamping and resolutions passed for the registration of the Purchaser as the holder of the Shares and for the issue of a share certificate to the Purchaser in respect of the Shares and the execution of that certificate by the Company;

           (c) the bank mandates of the Company shall be altered as the Purchaser requires;

           (d) the resignation of Gerald Klein as a director of the Company shall be submitted and accepted; and

           (e) Hugill & Company shall be appointed as auditors of the Company.

(6) At Completion the Vendor and the Purchaser will enter into mutual distribution agreements in the terms of the draft agreements attached to this Agreement.

(7) On completion of the matters referred to above in this clause, the Purchaser will -

           (a) pay to the Vendor's Solicitors (whose receipt shall be a valid discharge for the Purchaser) the sum of US$150,000 on account of the purchase price for the Shares;

           (b) deposit with the Vendor's solicitors the sum of US$30,000 to be held in accordance with clause 6; and

           (c) issue to the Vendor a promissory note in agreed terms in respect of the balance of the purchase price.

(8) The Purchaser will, no later than six months after Completion, change the name of the Company to a name not including the word "eGames". At Completion, the Purchaser will lodge with the Vendor's solicitors a duly certified copy of a special resolution changing the name of the Company to "Greenstreet Sales Limited" and the Vendor's solicitors are hereby authorised to lodge such resolution with the Registrar of Companies on 12th November 2001 unless, before that date, the Purchaser produces to the Vendor's solicitors evidence that the name of the Company has been changed in accordance with the Purchaser's obligation under this clause 4(9).

5.         Warranties
           ----------

(1)        The Vendor warrants to the Purchaser -

           (a) that the Vendor is the beneficial owner of the Shares registered in its name, and is entitled to transfer the full legal and beneficial ownership of those Shares on the terms of this Agreement, free from any lien, charge or other encumbrance, and without the consent of any third party; and

           (b) that, save as set out in the Disclosure Letter, the Warranties set out in Schedule 2 are true and in all respects.

(2) Where any warranty refers to the knowledge, information, awareness or belief of the Vendor, the Vendor undertakes that it has made careful enquiry of the Company's auditors, the Vendor's Solicitors, Paul Ward and Ivan Cracknell only in connection with all relevant matters, and acknowledges that it will for the purposes of this Agreement be deemed to be aware of all matters which would have been revealed to it or any of its professional advisers as a result of those enquiries.

(3) The Warranties set out in Schedule 2 are given subject to the facts and circumstances fairly disclosed in the Disclosure Letter.

(4)        If there is any breach of any Warranty and:-

           (a) the value of any asset of the Company is less than it would have been at Completion in the absence of the breach; or

           (b) the Company has incurred or will incur any liability which it would not have incurred, or which exceeds the liability it would have incurred, had matters been as warranted then, if required to do so by the Purchaser, the Vendor will pay to the Purchaser or to the Company (as the Purchaser requires) the amount necessary to put the Company into the position it would have been in had the Warranty not been breached or (as the case may be) had matters been as warranted, such payment to be in full and final settlement of all claims by the Purchaser arising out of such breach of Warranty.

(5) No information supplied by the Company or its professional advisers to any of the Vendor or their advisers in connection with the Warranties and/or the contents of the Disclosure Letter, or otherwise relating to the business or affairs of the Company, shall be deemed to be a representation, warranty or guarantee of its accuracy by the Company to the Vendor, and the Vendor waives any claims against the Company which they might otherwise have in respect of it.

(6) The Warranties shall remain in full force and effect after and notwithstanding Completion.

(7) The rights and remedies of the Purchaser in respect of any breach of the Warranties shall not be affected by any failure to exercise or delay in exercising any right or remedy.

6.         Retention
           ---------

(1) The provisions of this clause 6 are subject always to the provisions of clause 8.

(2) From Completion, the sum of US$30,000 out of the purchase price shall be held by the Vendor's Solicitors in a designated account with Lloyds TSB Bank plc ("the Retention Account").

(3) The funds standing to the credit of the Retention Account shall be paid to the Vendor six months after Completion, or as soon as practicable thereafter and in any event no later than 14 days following the expiration of six months from the date of Completion, unless at that date the Purchaser has given notice to the Vendor of a Warranty Claim and/or a Tax Covenant Claim (either "a Claim") together with an opinion from experienced commercial counsel of not less than 7 years standing stating that, in his opinion, the Claim is a prima facie valid Claim.

(4) If such notice is duly given, the funds in the Retention Account shall be retained in the Retention Account until the notified Claim has been finally determined, by agreement between the parties or by binding decision of a court or arbitrator. To the extent that the Claim is admitted by the Vendor or is upheld by a court or arbitrator, the Purchaser shall be entitled to be paid out of the Retention Account the amount of the Claim together with all professional costs and expenses reasonably incurred by the Purchaser in connection with the Claim. Any balance remaining shall be paid to the Vendor.

(5) If such notice as is mentioned in clause 6(2) is duly given, but the amount of the Claim is less than the sum standing to the credit of the Retention Account, a sum equal to the amount of the Claim shall be retained in the Retention Account and dealt with in accordance with clause 6(3) and the balance shall be paid to the Vendor six months after Completion.

(6) For the avoidance of doubt, the Purchaser shall be entitled to serve notice in respect of more than one Claim, or successive notices in respect of more than one Claim, and clauses 6(2) and 6(3) shall apply to all such notices.

(7) Interest earned on the Retention Account shall be paid to the parties in the same proportions as they are entitled to the principal sum deposited.

7.         Tax Covenants
           -------------

           The provisions of Schedule 3 shall have effect.

8.         Vendor's Protection
           -------------------

(1) The liability of the Vendor in relation to the Warranties and the Tax Covenants shall (in the absence of fraud) cease on:-

           (a) in the case of any liability relating to Taxation, the seventh anniversary of Completion; and

           (b) in the case of any other liability, the second anniversary of Completion except as regards any specific alleged Warranty Claim and/or Tax Covenant Claim of which written notice (containing sufficient information so as to identify the nature and substance of the Claim) has been given to the Vendor prior to the relevant expiry date.

(2) The Vendor shall not be liable for any Warranty Claim unless the total of all Warranty Claims exceeds US$22,000, but in that event the Vendor shall be liable for the total amount and not merely the excess.

(3) The total liability of the Vendor for Warranty Claims and/or Tax Covenant Claims shall not exceed US$300,000 or (if less) the actual amount of the Consideration received by the Vendor at the date of any judgment or award in respect of the Claim.

(4) Notwithstanding clause 8 (2) above, the Vendors shall not be liable for any individual Warranty Claim or Tax Covenant Claim unless the amount thereof shall exceed US$1000 and for the avoidance of doubt any claim which does not exceed US$1000 shall not count towards the figure of US$22,000 referred to in clause 8 (2) above nor shall it be enforceable in the event that the Warranty Claims and/or Tax Covenant Claims exceed US$22,000.

(5) The Vendor shall not be liable for any Warranty Claim or Tax Covenant Claim to the extent that it arises out of circumstances which arose or an event which occurred prior to 14th August 1998.

(6) The Purchaser shall not be entitled to recover more than once in respect of any one matter giving rise to a Warranty Claim or Tax Covenant Claim.

(7) Any Warranty Claim and/or Tax Covenant Claim made in accordance with clause 8 (1) above if not previously settled, satisfied or withdrawn shall be wholly unenforceable unless legal proceedings in respect of it have been issued and served on the Vendor within 12 months of the date on which the Purchaser gave notice to the Vendor under clause 8
           (1) above.

(8) The Vendor shall have no liability under the Warranties or the Tax Covenants to the extent that:

           (a) specific provision or reserve in respect of the matter giving rise to the claim was made in the Last Accounts or was specifically referred to in the notes to the Last Accounts;

           (b) the claim arises out of or is increased by any change in the accounting principles or practices or the accounting period of the Company after Completion;

           (c) the Company recovers an amount in respect of a claim under any insurance policy in force immediately prior to Completion or any insurance policy of the Company in force after Completion which provides cover on terms substantially the same as those contained in the relevant insurance policy in force immediately prior to Completion and for the avoidance of doubt the Vendors' liability shall be reduced by the amount recovered by the Company in respect of such claim under any such insurance policy;

           (d) the claim would not have arisen but for the winding up after the Completion Date of the Company by its members;

           (e) the matter giving rise to the Warranty Claim and/or Tax Covenant Claim is remediable unless within sixty days of the Purchaser having become aware of such matter the Purchaser has given written notice to the Vendor and such matter has not been fully remedied by the Vendor without cost to the Purchaser or the Company within 30 days of the service of such notice;

           (f) the amount claimed has been taken into account in the Completion Statement and accordingly reflected in the price of the Shares.

9.         Restrictive Agreements
           ----------------------

(1) For the purpose of assuring to the Purchaser the full benefit of the business and goodwill of the Company, the Vendor undertakes with the Purchaser that it will not (and will procure that no Associated Company will):-

           (a) at any time after Completion disclose to any person or itself use for any purpose (and will take all reasonable precautions to prevent the publication or disclosure by any other person of) any information of a confidential or commercially sensitive nature concerning the business, accounts or finances of the Company, or any of its customers' transactions or affairs;

           (b) at any time during the period of 18 months from Completion, either on its own account or on behalf of any other person, in competition with the Company directly or indirectly solicit or do business with or interfere with or endeavour to entice away from dealing with the Company any person having a place of business in the "Exclusive Territory" (as defined in the distribution agreement intended to be made between the Vendor and the Purchaser annexed to this Agreement) and who has, during the period of one year up to Completion, been a customer of the Company;

           (c) at any time during the period of two years from Completion, either on its own account or on behalf of any other person, directly or indirectly, solicit or entice away or endeavour to entice away from the Company any person who is employed by the Company at Completion in a managerial or sales capacity, whether or not that person would commit a breach of his/her contract of employment by leaving the Company's employ; or

           (d) at any time during the period of 18 months from Completion interfere, or seek to interfere, with the continuance of supplies to the Company from any third party who has been supplying goods to the Company during the period of one year up to Completion, if such interference causes or would cause that supplier to cease supplying, or materially reduce its supply of those goods to the Company.

(2) Each of the undertakings set out in clause 9(1) shall be construed as separate and severable undertakings; and the undertakings set out in clause 9(1)(b) and 9(1)(c) shall be construed as separate and severable undertakings in respect of each customer or (as the case may be) employee of the Company.

(3) The restrictions on the disclosure of information contained in Clause 9(1)(a) shall not apply:-

           (a) to information which after Completion comes into the public domain through no fault of the Vendor;

           (b) to the disclosure of such information on a confidential basis to the legal or tax advisers of the Vendor; or

           (c) to the disclosure of such information to a Court, public official or regulatory body having legal authority to compel such disclosure.

(4) For the purposes of clause 9(1), "Associated Company" means a subsidiary company of the Vendor.

(5) For the avoidance of doubt, information concerning the Company's current business activities which is within the Vendor's knowledge as a result of its carrying on business in the same territories as the Company shall not be regarded as "Confidential or commercially sensitive information" for the purposes of clause 9(1)(a).

10.        Publicity
           ---------

(1) No announcement or disclosure shall be made by the Vendor to any third party (other than the Vendor's professional advisers, or to the relevant tax authorities) in respect of the subject matter or the contents of this Agreement, unless such announcement or disclosure is specifically approved and its terms agreed by the Purchaser in advance.

(2) Clause 10(1) shall be subject to any legal or regulatory requirements in the US relating to announcements that the Vendor is required to comply with, in which case the Vendor shall not be required to seek the Purchaser's approval but shall deliver a copy of the announcement to the Purchaser as soon as practicable after its publication.

11.        Costs
           -----

           Each party shall pay his or its own costs in relation to the negotiation, preparation and completion of this Agreement, and all other documents referred to in this Agreement.

12.        Successors and Assignment
           -------------------------

(1) Subject to clause 12(2) below, this Agreement shall be binding upon each party's successors and assigns and personal representatives.

(2) If any of the Shares shall at any time be sold or transferred to a company which is the holding company, or a subsidiary company of the Company or another subsidiary of such holding company, the benefit of each of the Warranties and the benefit of the Tax Covenants may be assigned to the purchaser or transferee of the Shares, who shall accordingly be entitled to enforce each of the Warranties and the Tax Covenants against the Vendor as if he were a party to this Agreement, but the liability of the Vendor to such purchaser or transferee shall be no greater than its liability would have been to the Purchaser. On such assignee ceasing to be a company, which is the holding company, or a subsidiary company of the Company, or another subsidiary of such holding company, the Warranties and Covenants shall lapse. The Purchaser shall not otherwise be entitled to assign the benefit of this Agreement, without the prior consent of the Vendor.

13.        Notices
           -------

(1) Any notice given under this Agreement must be in writing, which includes fax.

(2) Any notice may be served at (in the case of an individual) his home address or (in the case of a Company) to its registered office or its principal place of business and at the offices of the addressee's Solicitors named in this Agreement, either by:

           -      leaving it there; or

           -      sending it there by courier; or

           -      sending it there by fax;

(3)        Notices will be deemed to have been received:

           -      by personal delivery, at the time of delivery;

           -      by courier, on the recorded date of delivery ; and

           - by fax, immediately on transmission provided a confirmatory copy is sent by courier or delivered by hand by the end of the next working day.

(4) The provisions of this clause shall not have effect to the extent they are inconsistent with the Civil Procedure Rules.

(5) The Vendor appoints Taylor Vinters of Merlin Place, Milton Road, Cambridge, CB4 0DP as its agent to accept service of any proceedings arising out of this Agreement, and such appointment shall be irrevocable for a period of two years from Completion.

14.        Entire Agreement Clause
           -----------------------

(1) This Agreement together with the agreed documents referred to in it constitutes the entire agreement and understanding of the parties and supersedes any previous agreement between the parties relating to the subject matter of the Agreement.

(2) Each of the parties acknowledges and agrees that, in entering into this Agreement together with the agreed documents referred to in it, it does not rely on and shall have no remedy in respect of any statement, representation, warranty or understanding (whether innocently or negligently made) of any person (whether party to this Agreement or not) other than as expressly set out in this Agreement or any agreed documents referred to in it as a Warranty.

(3) The only remedy available to any of the parties for any breach of any Warranty in this Agreement or any agreed documents referred to in it shall be for breach of contract in accordance with the terms of this Agreement.

(4) Nothing in this clause 14 shall operate to exclude or limit any liability of any party for fraud or fraudulent misrepresentation.

(5) Each of the parties acknowledges and agrees that insofar as this clause 14 operates to exclude or limit any liability of any party under the Misrepresentation Act 1967, such exclusion or limitation is reasonable.

15.      General
         -------

(1) Except to the extent that they have been fully performed at Completion, the provisions of this Agreement shall remain in full force and effect notwithstanding Completion.

(2) The parties will take any further action and sign or execute any further documents or deeds which may reasonably be required after Completion to vest in the Purchaser the legal and beneficial ownership of the Shares, or otherwise to give effect to this Agreement.

(3) The fact that any party may not strictly enforce its rights on a breach by the other party of this Agreement shall not prevent such party enforcing its rights if the breach is repeated or a different breach is committed.

(4) No term of this Agreement is enforceable under the Contracts (Rights of Third Parties) Act 1999 by any person who is not a party to this Agreement.

13.      Applicable law and jurisdiction
         -------------------------------

This Agreement shall be governed by and construed in accordance with English law, and the parties agree that, on the balance of convenience, the English Courts shall have exclusive jurisdiction in any dispute arising out of this Agreement.

EXECUTED as a deed by the parties and delivered by them on the date this Agreement is dated.





Executed as a deed and delivered by)
GREENSTREET SOFTWARE LIMITED )
acting by two officers:)                              /s/ Jeffrey Fenton.
------------------------                              -------------------
                                                      Director



                                                      /s/ Philip Speer
                                                      -------------------
                                                      Director/Secretary




Executed as a deed and delivered by)
eGAMES, INC acting by a proper officer)
                                                      eGAMES, INC
                                                      a Pennsylvania corporation



                                                  By: /s/ Thomas W. Murphy
                                                      --------------------
                                                      Thomas W Murphy
                                                      Vice President & CFO

                                                                EXHIBIT 99.1


              Unaudited Pro Forma Consolidated Financial Statements

On May 11, 2001, eGames, Inc. (the "Company") sold its wholly-owned United Kingdom subsidiary, eGames Europe Limited ("eGames Europe"), to Greenstreet Software Limited ("GSL"). The purchase price was based on the net asset value, excluding cash and inventory, of eGames Europe as of April 30, 2001, plus $150,000. The Company did not sell eGames Europe's cash and inventory that was on hand as of April 30, 2001. eGames Europe's inventory as of April 30, 2001 will continue to be owned by the Company and will be held on consignment by GSL for future sales on behalf of the Company. GSL agreed to pay the Company the purchase price as follows: (1) fifty percent in cash on the closing date; (2) ten percent to be held in escrow for six months; and, (3) the remaining forty percent to be paid in twelve even monthly amounts over a one year period, commencing one month from the closing date.

The unaudited pro forma consolidated statements of operations for the nine months ended March 31, 2001 and for the year ended June 30, 2000 have been prepared to give effect of the sale by the Company of eGames Europe to GSL as if it had occurred on July 1, 1999. The unaudited pro forma consolidated balance sheet as of March 31, 2001 has been prepared to give effect to the disposition as if it had occurred on such date. The unaudited pro forma consolidated financial statements are not necessarily indicative of the results that would have been obtained had the disposition been completed as of the dates presented or for any future period. The purchase price that was used in the unaudited consolidated pro forma balance sheet was based on the net assets, excluding inventory and cash, of eGames Europe as of March 31, 2001. The actual purchase price realized by the Company was $300,000. The unaudited pro forma consolidated financial statements should be read in conjunction with the Company's Consolidated Financial Statements and notes thereto included in the Company's Form 10-KSB for the year ending June 30, 2000 and the Company's Form 10-QSB for the quarter and nine months ended March 31, 2001 that have been filed with the Securities and Exchange Commission.

                                  eGames, Inc.
                 Unaudited Pro Forma Consolidated Balance Sheet
                                 March 31, 2001

                                                                                      (1)
                                                                                    Pro Forma
ASSETS                                                               Historical    Adjustments  Notes   Pro Forma
                                                                    ----------------------------------------------
 Current assets:
   Cash and cash equivalents                                         $  115,981   $  187,659      2    $  303,640
   Restricted cash                                                        - 0 -       37,532      2        37,532
   Accounts receivable, net of allowances                             3,828,549     (236,155)     3     3,592,394
   Inventory                                                          2,890,013        - 0 -            2,890,013
   Note receivable                                                        - 0 -      150,127      2       150,127
   Prepaid expenses and other current assets                            256,793      (50,057)     3       206,736
                                                                     ----------   ----------           ----------
          Total current assets                                        7,091,336       89,106            7,180,442

Furniture and equipment, net                                            245,976      (65,788)     4       180,188
Intangibles and other assets, net                                       194,200     (149,419)     5        44,781
                                                                     ----------   ----------           ----------
          Total assets                                               $7,531,512   ($ 126,101)           7,405,411
                                                                     ==========   ==========           ==========


LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Notes payable                                                     $   64,766      ($4,150)     6    $   60,616
   Accounts payable                                                   2,403,239      (35,590)     6     2,367,649
   Revolving credit facilities                                        1,000,000        - 0 -            1,000,000
   Accrued expenses                                                   1,105,135      (66,863)     6     1,038,272
   Capital lease obligations                                            217,194      (10,587)     6       206,607
                                                                     ----------   ----------           ----------
          Total current liabilities                                   4,790,334     (117,190)           4,673,144

Capital lease obligations, net of current portion                         4,209       (4,209)     7         - 0 -
Notes payable, net of current portion                                    78,267       (4,702)     7        73,565
                                                                     ----------   -----------          ----------
          Total liabilities                                           4,872,810     (126,101)           4,746,709

Stockholders' equity:
   Common stock, no par value (40,000,000 shares authorized;
   9,981,875 issued and 9,749,975 outstanding)                        9,134,234        - 0 -            9,134,234
   Additional paid-in capital                                         1,155,479        - 0 -            1,155,479
   Accumulated deficit                                               (7,055,605)       - 0 -           (7,055,605)
   Treasury stock, at cost - 231,900 shares                            (501,417)       - 0 -             (501,417)
   Accumulated other comprehensive loss                                 (73,989)       - 0 -              (73,989)
                                                                     -----------  -----------          ----------
          Total stockholders' equity                                  2,658,702        - 0 -            2,658,702
                                                                     -----------  -----------          ----------
          Total liabilities and stockholders' equity                 $7,531,512     ($126,101)         $7,405,411
                                                                     ===========  ===========          ==========



See accompanying notes to Unaudited Pro Forma Consolidated Financial Statements
                                  eGames, Inc.
            Unaudited Pro Forma Consolidated Statement of Operations
                    For the Nine Months Ended March 31, 2001


                                                                   (8)
                                                                 Pro Forma
                                                 Historical     Adjustments   Notes   Pro Forma
                                               --------------------------------------------------
Net sales                                      $ 10,677,955    ($ 1,731,582)    9    $ 8,946,373

Cost of sales                                     5,792,651        (841,222)    10     4,951,429
                                               ------------    ------------          -----------
Gross profit                                      4,885,304        (890,360)           3,994,944

Operating expenses:
    Product development                             552,445           - 0 -              552,445
    Selling, general and administrative           5,366,064        (941,715)    11     4,424,349
                                               ------------    ------------          -----------
        Total operating expenses                  5,918,509        (941,715)           4,976,794
                                               ------------    ------------          -----------

Operating income (loss)                          (1,033,205)         51,355             (981,850)

Interest expense, net                                65,266          (1,167)    12        64,099
                                               ------------    ------------          -----------

Income (loss) before income taxes                (1,098,471)         52,522           (1,045,949)

Provision (benefit) for income taxes                (58,454)         19,356     13       (39,098)
                                               ------------    ------------          -----------

Net income (loss)                              ($ 1,040,017)   $     33,166          ($1,006,851)
                                               ============    ============          ===========




Net income (loss) per common share:
            - Basic                            ($      0.11)                         ($     0.10)
                                               ============                          ===========
            - Diluted                          ($      0.11)                         ($     0.10)
                                               ============                          ===========



Weighted average common shares
     outstanding - Basic                          9,749,975                            9,749,975

Dilutive effect of common stock equivalents           - 0 -                                - 0 -

Weighted average common shares
       outstanding - Diluted                      9,749,975                            9,749,975
                                                  =========                            =========



See accompanying notes to Unaudited Pro Forma Consolidated Financial Statements
                                  eGames, Inc.
            Unaudited Pro Forma Consolidated Statement of Operations
                        For the Year Ended June 30, 2000


                                                                  (8)
                                                                Pro Forma
                                                Historical     Adjustments  Notes   Pro Forma
                                               ------------------------------------------------
Net sales                                      $13,640,160    ($2,302,587)    9    $11,337,573

Cost of sales                                    5,301,828     (1,022,637)    10     4,279,191
                                               -----------    -----------          -----------
Gross profit                                     8,338,332     (1,279,950)           7,058,382

Operating expenses:
    Product development                            860,330          - 0 -              860,330
    Selling, general and administrative          6,772,136     (1,072,571)    11     5,699,565
    Legal settlement and related costs             360,568          - 0 -              360,568
                                               -----------    -----------          -----------
         Total operating expenses                7,993,034     (1,072,571)           6,920,463
                                               -----------    -----------          -----------

Operating income (loss)                            345,298       (207,379)             137,919

Interest expense, net                               11,967             24     12        11,991
                                               -----------    -----------          -----------

Income (loss) before income taxes                  333,331       (207,403)             125,928

Provision (benefit) for income taxes                80,750         3,615      13        84,365
                                               -----------    -----------           ----------

Net income (loss)                              $   252,581    ($  211,018)          $   41,563
                                               ===========    ===========           ==========




Net income (loss) per common share:
            - Basic                                 $ 0.03                              $ 0.00
                                                    ======                              ======
            - Diluted                               $ 0.03                              $ 0.00
                                                    ======                              ======



Weighted average common shares
     outstanding - Basic                         9,706,813                           9,706,813

Dilutive effect of common stock equivalents        290,200                             290,200
                                                 ---------                           ---------
Weighted average common shares
       outstanding - Diluted                     9,997,013                           9,997,013
                                                 =========                           =========



See accompanying notes to Unaudited Pro Forma Consolidated Financial Statements

       Notes To The Unaudited Pro Forma Consolidated Financial Statements

1 - All pro forma information contained in the March 31, 2001 consolidated balance sheet assumes that the sale by the Company of eGames Europe occurred on March 31, 2001. The actual valuation date used in computing the sales price for this transaction was April 30, 2001 and accordingly, the actual amounts to be recorded in the Company's fourth quarter results will vary from these pro forma amounts based on any change in the valuation of eGames Europe's net book value from March 31, 2001 to April 30, 2001.

2 - These adjustments represent the amount of cash received at closing, restricted cash to be held in escrow for six months following closing and cash to be received through monthly payments pursuant to a one-year promissory note.

3 - These adjustments represent the accounts receivable and prepaid expenses that were purchased by GSL.

4 - This adjustment represents the net book value of the furniture and equipment that was purchased by GSL.

5 - This adjustment represents the net book value of the goodwill related to eGames Europe.

6 - These adjustments represent the accounts payable, accrued expenses and the short-term portions of a note payable and capital lease obligations that were assumed by GSL.

7 - These adjustments represent the long-term portions of a note payable and capital lease obligations that were assumed by GSL.

8 - All pro forma information contained in the June 30, 2000 and March 31, 2001 consolidated statements of operations assumes that the sale by the Company of eGames Europe occurred on July 1, 1999.

9 - These adjustments reflect the elimination of net sales that would have resulted had the Company consummated the sale of eGames Europe.

10 - These adjustments reflect the elimination of cost of sales associated with the elimination of net sales that would have resulted had the Company consummated the sale of eGames Europe.

11 - These adjustments reflect the reduction of selling, general and administrative costs that would have resulted had the Company consummated the sale of eGames Europe. This reduction is primarily related to the decrease in headcount costs, marketing costs and goodwill amortization costs related to eGames Europe.

12 - These adjustments reflect the effect on net interest expense that would have resulted had the Company consummated the sale of eGames Europe.

13 - These adjustments reflect the effect on the provision (benefit) for United Kingdom income taxes that would have resulted had the Company consummated the sale of eGames Europe.